DREYFUS MONEY MARKET RESERVES
LETTER TO SHAREHOLDERS
Dear Shareholder:
      We are pleased to report the performance for Dreyfus Money Market Reserves for the six-month period ended April 30, 1998, as shown in the following table:

ANNUALIZED
                                                                   ANNUALIZED YIELD             EFFECTIVE YIELD*
                                                                   ______________                _____________
           Investor Shares........................                      5.06%                        5.18%
           Class R Shares.........................                      5.27%                        5.40%

THE ECONOMY
Growth Continues
      While many analysts and economists continued to worry about potential fallout from the Asian financial crisis, the U.S.
economy maintained a rather heady pace of expansion over the past six months. Indeed, incoming U.S. economic data showed more positive impact than negative consequences from the Asian tsunami, as weaker demand in Asia pushed down worldwide commodities prices and long-term interest rates. It is true, however, that multinational firms, especially in high tech, aerospace, and electronics, experienced significant shortfalls in Asian business during the period.
      Isolated Asian-related pressures notwithstanding, most sectors and regions of the U.S. economy continue to evidence strong growth. Real Gross Domestic Product (GDP) rose at a robust 3.7% annual rate during the fourth quarter of 1997 and this growth rate moved up another notch during the first quarter of 1998 as real GDP grew 4.2%. The economy's growth may well continue throughout the rest of the year, according to the Conference Board's Index of Leading Economic Indicators, which rose 0.2% in March for its third straight monthly increase. Consumers appear to be in excellent shape overall, with strong employment and income gains helping to boost spending and consumer confidence. In fact, retail sales rose 10.2% in April, the best monthly sales gains in four years.
Inflation Stays Low, but Fed Warns of Action Ahead
      While the economy continues to expand at a rate that would, in the past, have been considered a harbinger of inflationary pressures, current data shows virtually no signs of higher inflation. For example, the broadest measure of inflation, the domestic purchases deflator (which tracks prices paid by consumers for domestic goods) actually fell 0.1% during the first quarter of 1998. Given such a benign environment, the Federal Reserve Board kept its monetary policy on hold throughout the semi-annual period. In fact, the Fed has not raised the Federal Funds rate, the benchmark rate on overnight loans between banks, since March 1997, when policymakers feared that strong economic demand at the time would result in increased inflation. Although economic growth today is almost as strong as it was at the time of the last rate hike, the specter of the Asian financial crisis has kept the Fed on hold.
      During the last weeks of April, however, many Fed policymakers appeared to be thinking seriously of raising short-term interest rates if the economy did not cool on its own. Apparently, although actual inflation numbers show no uptick, policymakers remain seriously concerned that the economy's continued expansion, tight labor markets, and ongoing wage growth cannot continue unchecked much longer if inflation is to stay contained. Still, the favorable inflation numbers released at the end of the period may forestall Fed action at least for the next few months.
MARKET ENVIRONMENT
Rates Relatively Unchanged as Investor Demand Remains Strong
      Money market investments remained attractive throughout the past six months, and the market continued to experience record inflows of investor cash. Despite the period's spate of strong U.S. economic data, many investors appeared to focus solely on the possibility of negative fallout from the Asian financial crisis, preferring to concentrate on more conservative, high quality investments like money market funds. More and more U.S. and foreign investors are finding the liquidity, quality and yields of money market funds attractive. As the Fed left short-term interest rates unchanged, yields on money market securities fluctuated modestly during the period.
PORTFOLIO OVERVIEW
      In a semi-annual period featuring ongoing economic strength, benign inflation, and solid money market performance, your Fund continued to take advantage of opportunities to increase income while maintaining its focus on high quality, capital preservation, and asset diversification. One of the key aspects of our strategy was to keep the average portfolio maturity well-tuned to capitalize on changes in interest rates on money market securities. For example, when rates rose at the end of November, we extended the average maturity a bit in order to capture additional income for the Fund. Toward the end of January, rates fell and management shortened the average portfolio maturity accordingly. Then in February, rates rose again and we extended portfolio maturity once again. The average portfolio maturity remained somewhat longer for the rest of the period and was approximately 70 days at period end, as compared with an average portfolio maturity of approximately 55 days for comparable money market funds as measured by the IBC's Money Fund Report.
      In addition to adjusting average portfolio maturity, management also structured the portfolio in a "barbell" configuration for much of the period. We concentrated holdings in money market securities with maturities of one month and one year. Yield opportunities generally were better among these short and long ends of the money market securities maturity spectrum, and the barbell structure enabled the Fund to capitalize on many yield advantages available in the market throughout the period.
      Floating rate securities also offered excellent yield opportunities over the past six months. The Fund continued to maintain a solid position among a diversified mix of these money market instruments. Floating rate securities provide yields that reset daily, weekly, monthly, or quarterly based on the rate at which a money market index changes, such as the prime lending rate or LIBOR Index.**

      As the semi-annual period drew to a close, the investment environment continued to balance a strong domestic economy and low inflation against the potential for a slowdown due to the Asian crisis. If it begins to appear that the Fed might raise short-term interest rates at some point in order to moderate economic growth, fund management may begin to temper the purchase of longer, one-year fixed-rate securities while continuing to invest more heavily in floating rate securities. This would position the portfolio more defensively while helping to maintain the Fund's income stream. At the same time, we would plan to bring the average portfolio maturity to a more neutral position in order to remain flexible for what lies ahead.
                                  Sincerely,

                          [David Herton signature logo]

                                  David Hertan
                                  Portfolio Manager
May 18, 1998
New York, N.Y.
* Annualized effective yield takes into account the effect of compounding and is based upon dividends declared daily and reinvested monthly.
** The London Interbank Offered Rate ("LIBOR") is "the rate that most creditworthy international banks dealing in Eurodollars charge each other for large loans." - John Downes and Elliot Goodman, Dictionary of Finance and Investment Terms (New York, Barron's, 1995), s.v.

DREYFUS MONEY MARKET RESERVES
STATEMENT OF INVESTMENTS                                                                         APRIL 30, 1998 (UNAUDITED)
                                                                                                  Principal
Negotiable Bank Certificates of Deposit-19.1%                                                       Amount          Value
                                                                                                 _____________  ____________
ANZ Banking Group (London)
  5.83%, 7/31/98............................................................                     $  10,000,000 $  10,000,121
Bayerische Hypotheken-und Wechsel-Bank AG (London)
  5.90%, 10/14/98...........................................................                        10,000,000     9,997,825
Canadian Imperial Bank of Commerce (Yankee)
  5.78%, 3/10/99............................................................                        10,250,000    10,240,779
Credit Agricole Indosuez S.A. (Yankee)
  5.70%, 2/26/99............................................................                        10,000,000     9,997,233
Deutsche Bank AG (Yankee)
  5.67%, 2/26/99............................................................                         7,000,000     6,997,233
Generale Bank (Yankee)
  5.92%, 7/22/98............................................................                        10,000,000     9,999,463
Societe Generale (Yankee)
  5.90%, 9/30/98............................................................                         2,500,000     2,499,651
Svenska Handelsbanken
  5.75%-5.90%, 8/5/98-3/29/99 (Yankee)......................................                        12,000,000    11,992,308
Swiss Bank Corp. (Yankee)
  5.99%, 6/12/98............................................................                         9,000,000     9,000,337
Westpac Banking Corp. (Yankee)
  5.99% 12/11/98............................................................                        10,000,000    10,000,000
                                                                                                               _____________
TOTAL NEGOTIABLE BANK CERTIFICATES OF DEPOSIT
  (cost $90,724,950)........................................................                                   $  90,724,950
                                                                                                               =============
Commercial Paper-25.3%
Associates Corp. of North America
  5.56%, 5/1/98.............................................................                     $  20,000,000 $  20,000,000
Centric Capital Corp.
  5.57%, 5/11/98............................................................                        10,000,000     9,984,583
Commerzbank AG
  5.55%, 5/1/98.............................................................                        20,000,000    20,000,000
Countrywide Home Loans, Inc.
  5.56%-5.58%, 5/13/98-5/22/98..............................................                        12,000,000    11,975,058
Edison Asset Securitization L.L.C.
  5.58%, 6/2/98.............................................................                        11,205,000    11,149,722
Great Lakes Chemical Corp.
  6.02%, 5/1/98.............................................................                           579,000       579,000
Household Finance Corp.
  5.56%, 5/1/98.............................................................                        15,000,000    15,000,000
Lehman Brothers Holding Inc.
  5.59%, 5/4/98.............................................................                        18,000,000    17,991,660

Dreyfus Money Market Reserves
Statement of Investments (continued)                                                            April 30, 1998 (Unaudited)
                                                                                                  Principal
Commercial Paper (continued)                                                                        Amount          Value
                                                                                                 _____________  ____________

Yorkshire Building Society
  5.55%-5.56%, 5/5/98-7/6/98................................................                     $  13,000,000 $  12,944,659
                                                                                                               _____________
TOTAL COMMERCIAL PAPER
  (cost $119,624,682).......................................................                                    $119,624,682
                                                                                                               =============
Corporate Notes-50.3%
American Express Centurion Bank
  5.62%, 8/14/98 (a)........................................................                    $    5,000,000 $   5,000,000
Ameritech Capital Funding Corp.
  5.55%, 5/12/98 (a)........................................................                         8,000,000     8,000,191
Amsouth Bank of Alabama
  5.61%, 10/9/98 (a)........................................................                        10,000,000     9,996,073
AssetBacked Securities Investment Trust
  5.66%, 8/17/98 (a)........................................................                        10,000,000    10,000,000
BankBoston N.A.
  5.45%, 10/6/98 (a)........................................................                        10,000,000     9,997,891
Bear Stearns Companies Inc.
  5.58%-5.64%, 9/15/98-11/9/98 (a)..........................................                        10,000,000    10,000,000
Beneficial Corp.
  5.62%, 5/28/98 (a)........................................................                        10,000,000    10,001,875
Caterpillar Financial Services Corp.
  5.59%, 6/9/98 (a).........................................................                         2,000,000     2,000,453
Chase Manhattan Corp.
  5.60%, 10/15/98 (a).......................................................                         2,000,000     2,000,453
Chrysler Financial Corp.
  5.61%, 3/12/99-5/19/99 (a)................................................                         2,000,000     2,000,573
Comerica Bank
  5.58%, 5/1/99.............................................................                         1,250,000      1,296,95
Commonwealth Bank of Australia
  5.43%, 7/15/98............................................................                         4,350,000     4,350,354
Compass Bank
  5.77%, 7/16/98 (a)........................................................                         3,000,000     2,999,145
Corestates Bank
  5.65%, 10/19/98(a)........................................................                         9,250,000     9,250,000
Countrywide Home Loans, Inc.
  5.60%, 8/28/98 (a)........................................................                        10,350,000    10,357,157
Dauphin Deposit BAnk & Trust Co.
  5.58%, 8/5/98 (a).........................................................                        11,000,000    10,998,596
Deere (John) Capital Corp.
  5.58%-5.65%, 9/14/98-2/1/99 (a)...........................................                        10,450,000    10,452,111
Den Danske Bank
  5.61%, 6/2/98 (a).........................................................                         5,400,000     5,400,023

Dreyfus Money Market Reserves
Statement of Investments (continued)                                                         April 30, 1998 (Unaudited)
                                                                                                   Principal
Corporate Notes (continued)                                                                         Amount          Value
                                                                                                 _____________  ____________

First Union National Bank
  5.59%, 5/15/99............................................................                    $    4,400,000 $   4,576,850
First USA Bank
    5.52%-5.53%, 5/20/98-11/12/98 (a).......................................                         9,500,000     9,511,059
Ford Motor Credit Corp.
  5.70%, 8/26/98 (a)........................................................                         2,300,000     2,301,289
General Motors Acceptance Corp.
  5.46%, 5/7/99 (a).........................................................                        10,000,000    10,062,812
Goldman Sachs Group L.P.
  5.69%, 3/26/99 (a)........................................................                        10,000,000    10,000,000
IBM Credit Corp.
  5.61%, 8/28/98 (a)........................................................                        10,000,000     9,997,793
Liberty Mutual Capital Corp.
  5.55%, 5/7/98 (a).........................................................                         3,500,000     3,500,279
Merrill Lynch & Co.
  5.53%-5.61%, 5/19/98-5/25/99 (a)..........................................                        13,750,000    13,765,545
Morgan, (J.P.) & Co. Inc.
  5.75%, 3/9/99.............................................................                        10,000,000    10,000,000
Morgan Stanley, Dean Witter, Discover & Co.
  5.54%-5.58%, 11/9/98-11/20/98 (a).........................................                        10,000,000    10,000,604
Norwest Financial Inc.
  5.65%, 8/15/98............................................................                         1,340,000     1,349,654
PNC Bank N.A.
  5.62%-5.64%, 1/19/99-1/29/99 (a)..........................................                        11,000,000    10,997,998
Royal Bank of Canada
  5.61%, 2/4/99 (a).........................................................                        10,000,000     9,994,802
Smith Barney Holdings Inc.
  5.36%, 11/19/98 (a).......................................................                         3,000,000     3,009,380
Wells Fargo & Co.
  5.59%, 7/1/98 (a).........................................................                         5,000,000     5,000,839
                                                                                                               _____________
TOTAL CORPORATE NOTES
  (cost $238,170,754).......................................................                                    $238,170,754
                                                                                                               =============
Short-Term Bank Notes-2.7%
Huntington National Bank
  5.60%, 9/22/98............................................................                    $    2,000,000 $   2,000,473
Key Bank N.A.
  5.88%, 9/17/98............................................................                        10,000,000     9,997,749
Morgan Guaranty Trust Co.
  5.56%, 8/21/98 (a)........................................................                           650,000       649,804
                                                                                                               _____________
TOTAL SHORT-TERM BANK NOTES
  (cost $12,648,026)........................................................                                   $  12,648,026
                                                                                                               =============

Dreyfus Money Market Reserves
Statement of Investments (continued)                                                            April 30, 1998 (Unaudited)
                                                                                                  Principal
Repurchase Agreements-1.4%                                                                          Amount          Value
                                                                                                 _____________  ____________

First Boston Corp.
  5.52%, dated 4/30/98, due 5/1/98 in the amount
  of $6,475,993 (fully collateralized by
  $6,475,000 U.S. Treasury Bonds, 6.75%, due
  4/30/2000, value $6,608,547)
  ( cost $6,475,000)........................................................                    $    6,475,000 $   6,475,000
                                                                                                               =============
TOTAL INVESTMENTS
  (cost $467,643,412).............................................                  98.8%                       $467,643,412
                                                                                 =======                       =============
CASH AND RECEIVABLES (NET)........................................                   1.2%                     $    5,855,458
                                                                                 =======                       =============
NET ASSETS........................................................                 100.0%                       $473,498,870
                                                                                 =======                       =============
Notes to Statement of Investments:
    (a)  Variable interest-rates are subject to periodic change.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS MONEY MARKET RESERVES
STATEMENT OF ASSETS AND LIABILITIES                                                              APRIL 30, 1998 (UNAUDITED)
                                                                                                     Cost           Value
                                                                                                  ____________  ____________
ASSETS:                          Investments in securities-See Statement of Investments           $467,643,412  $467,643,412
                                 Cash.......................................                                         415,240
                                 Interest receivable........................                                       5,674,946
                                                                                                                ____________
                                                                                                                 473,733,598
                                                                                                                ____________
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                       234,498
                                 Due to Distributor.........................                                             230
                                                                                                                ____________
                                                                                                                     234,728
                                                                                                                ____________
NET ASSETS..................................................................                                    $473,498,870
                                                                                                                ============
REPRESENTED BY:                  Paid-in capital............................                                    $473,521,723
                                 Accumulated net realized gain (loss) on investments                                 (22,853)
                                                                                                                ____________
NET ASSETS..................................................................                                    $473,498,870
                                                                                                                ============
                                                   NET ASSET VALUE PER SHARE
                                                _____________________________
                                                                                             Investor Shares  Class R Shares
                                                                                                ____________     ___________
Net Assets..................................................................                    $240,033,318    $233,465,552
Shares Outstanding..........................................................                     240,044,022     233,477,701
NET ASSET VALUE PER SHARE...................................................                           $1.00           $1.00
                                                                                                       =====           =====
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS MONEY MARKET RESERVES
STATEMENT OF OPERATIONS                                                       SIX MONTHS ENDED APRIL 30, 1998 (UNAUDITED)
INVESTMENT INCOME
INCOME                       Interest Income................................                                     $13,443,244
EXPENSES:                    Management fee-Note 2(a).......................                      $  1,165,929
                             Distribution fees (Investor Shares)-Note 2(b)..                           231,809
                                                                                                  ____________
                               Total Expenses                                                                      1,397,738
                                                                                                                ____________
INVESTMENT INCOME-NET        ...............................................                                      12,045,506
NET REALIZED GAIN (LOSS) ON INVESTMENTS-Note 1(b)...........................                                            (315)
                                                                                                                ____________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                     $12,045,191
                                                                                                                ============
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS MONEY MARKET RESERVES
STATEMENT OF CHANGES IN NET ASSETS
                                                                                         Six Months Ended
                                                                                          April 30, 1998        Year Ended
                                                                                            (Unaudited)       October 31, 1997
                                                                                          ________________    ________________
OPERATIONS:
  Investment income-net...................................................                   $  12,045,506       $  19,498,159
  Net realized gain (loss) on investments.................................                            (315)            (12,742)
                                                                                          ________________    ________________
        Net Increase (Decrease) in Net Assets Resulting from Operations...                      12,045,191          19,485,417
                                                                                          ________________    ________________
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income-net:
    Investor shares.......................................................                      (5,870,887)         (8,759,151)
    Class R shares........................................................                      (6,174,619)        (10,739,008)
                                                                                          ________________    ________________
        Total Dividends...................................................                     (12,045,506)        (19,498,159)
                                                                                          ________________    ________________
CAPITAL STOCK TRANSACTIONS ($1.00 per share):
  Net proceeds from shares sold:
    Investor shares.......................................................                     382,590,707         680,251,955
    Class R shares........................................................                     209,238,288         466,716,451
  Dividends reinvested:
    Investor shares.......................................................                       5,664,040           8,650,590
    Class R shares........................................................                       3,394,076           6,408,875
  Cost of shares redeemed:
    Investor shares.......................................................                    (353,071,989)       (628,214,064)
    Class R shares........................................................                    (211,199,044)       (411,494,936)
                                                                                          ________________    ________________
        Increase (Decrease) in Net Assets from Capital Stock Transactions.                      36,616,078         122,318,871
                                                                                          ________________    ________________
            Total Increase (Decrease) in Net Assets.......................                      36,615,763         122,306,129
NET ASSETS:
  Beginning of Period.....................................................                     436,883,107         314,576,978
                                                                                          ________________    ________________
  End of Period...........................................................                    $473,498,870        $436,883,107
                                                                                          ================    ================
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS MONEY MARKET RESERVES
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of
Capital Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.
                                                                                   Investor Shares
                                                           ________________________________________________________
                                                           Six Months Ended
                                                            April 30, 1998             Year Ended October 31,
                                                                               ____________________________________
PER SHARE DATA:                                              (Unaudited)        1997     1996      1995      1994(1,2)
                                                              __________       ______    ______    ______    ______
    Net asset value, beginning of period.........                $  1.00      $  1.00   $  1.00   $  1.00   $  1.00
                                                                  ______       ______    ______    ______    ______
    Investment Operations:
    Investment income-net........................                   .025         .049      .048      .052      .021
                                                                  ______       ______    ______    ______    ______
    Distributions:
    Dividends from investment income-net.........                  (.025)       (.049)    (.048)    (.052)    (.021)
                                                                  ______       ______    ______    ______    ______
    Net asset value, end of period...............                $  1.00      $  1.00   $  1.00   $  1.00   $  1.00
                                                                  ======       ======    ======    ======    ======
TOTAL INVESTMENT RETURN..........................                   5.12%(4)     5.04%     4.94%     5.28%     2.14%(3)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets......                   .70%(4)       .70%      .70%      .70%      .71%(4)
    Ratio of net investment income
      to average net assets......................                  5.07%(4)      4.95%     4.84%     5.25%     3.31%(4)
    Net Assets, end of period (000's Omitted)....               $240,033     $204,851  $144,168  $161,819    $3,611
(1)    The Fund commenced selling Investor shares on April 6, 1994.
(2)    Effective October 17, 1994, The Dreyfus Corporation serves as the Fund's investment manager. Prior to October 17, 1994,
       Mellon Bank, N.A. served as the Fund's investment manager.
(3)    Not annualized.
(4)    Annualized.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS MONEY MARKET RESERVES
FINANCIAL HIGHLIGHTS (CONTINUED)
    Contained below is per share operating performance data for a share of
Capital Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.
                                                                               Class R Shares
                                                  _____________________________________________________________________________
                                                  Six Months Ended
                                                   April 30, 1998                         Year Ended October 31,
                                                                     __________________________________________________________
PER SHARE DATA:                                     (Unaudited)        1997         1996         1995         1994(1,2)    1993
                                                     _________       ______       ______       ______       ______       ______
    Net asset value, beginning of period..              $ 1.00       $ 1.00       $ 1.00       $ 1.00       $ 1.00     $ 1.00
                                                        ______       ______       ______       ______       ______       ______
    Investment Operations:
    Investment income-net.................                .026         .051         .050         .053         .034(3)     .028(4)
                                                        ______       ______       ______       ______       ______       ______
    Distributions:
    Dividends from investment income-net..               (.026)       (.051)       (.050)       (.053)       (.034)      (.028)
                                                        ______       ______       ______       ______       ______       ______
    Net asset value, end of period........              $ 1.00       $ 1.00       $ 1.00       $ 1.00       $ 1.00     $ 1.00
                                                        ======       ======       ======       ======       ======       ======
TOTAL INVESTMENT RETURN...................                5.32%(6)     5.25%        5.16%        5.44%        3.52%      2.84%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets                .50%(6)      .50%         .50%         .50%         .51%(5)    .50%
    Ratio of net investment income
      to average net assets...............                5.26%(6)     5.13%        5.01%        5.40%        3.51%      2.80%
    Net Assets, end of period (000's Omitted)         $233,466     $232,032     $170,409     $139,787     $124,754    $103,760
(1)    Effective October 17, 1994, The Dreyfus Corporation serves as the Fund's investment manager. Prior to October 17, 1994,
       Mellon Bank, N.A. served as the Fund's investment manager.
(2)    The Fund commenced selling Investor shares on April 6, 1994. Those shares outstanding prior to April 4, 1994 were redesignated as Trust shares. Effective October 17, 1994, the Fund's Trust shares were reclassified as Class R shares.
(3)    Net investment income before expenses reimbursed by the investment adviser for the year ended October 31, 1994 was $.0331.
(4)    For the year ended October 31, 1993, the investment adviser reimbursed expenses of the Fund amounting to $.0036 per share.
(5)    Annualized expense ratio before expenses reimbursed by the investment adviser for the year ended October 31, 1994 was
       0.64%.
(6)    Annualized.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS MONEY MARKET RESERVES
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1-Significant Accounting Policies:
    Dreyfus Money Market Reserves (the "Fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940 ("Act") as an open-end management investment company and operates as a series company currently offering eighteen series including the Fund. The Fund's investment objective is to seek a high level of current income consistent with stability of principal by investing in high-grade money market instruments. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank").
    Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares. The Fund is authorized to issue 2 billion of $.001 par value Capital Stock in each of the following classes of shares: Investor and Class R. Investor shares are sold primarily to retail investors and bear a distribution fee. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution fee. Each class of shares has identical rights and privileges, except with respect to the distribution fee and voting rights on matters affecting a single class.
    Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) Portfolio valuation: Investments are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the Fund's Board of Directors to represent the fair value of the Fund's investments.
    It is the Fund's policy to maintain a continuous net asset value per share of $1.00 for the Fund; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value per share of $1.00.
    (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and discounts on investments, is recognized on the accrual basis. Cost of investments represents amortized cost.
    (c) Repurchase agreements: The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Fund's manager acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

DREYFUS MONEY MARKET RESERVES
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
    (d) Distributions to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    (e) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $23,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 1997. If not applied, $10,000 of the carryover expires in fiscal 2003 and $13,000 expires in fiscal 2005.
    At April 30, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).
NOTE 2-Investment Management Fee And Other Transactions With Affiliates:
    (a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. The Manager also directs the investments of the Fund in accordance with its investment objective, policies and limitations. For these services, the Fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .50% of the value of the Fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the Fund except brokerage fees, taxes, interest, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the Fund's allocable portion of fees and expenses of the non-interested Directors (including counsel). Each director receives $27,000 per year, $1,000 for each Board meeting attended and $750 for each Audit Committee meeting attended and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional annual fee of $25,000 per year. These fees pertain to thefollowing funds: The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust. (The $1,000 attendance fee and reimbursement of meeting expenses are also borne pro rata by Dreyfus High Yield Strategies Fund.) These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly to the non-interested Directors.
    (b) Distribution plan: The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act relating to its Investor shares. Under the Plan, the Fund may pay annually up to .25% of the value of the average daily net assets attributable to its Investor shares to compensate the Distributor and Dreyfus Service Corporation, an affiliate of the Manager, for shareholder servicing activities and the Distributor for activities primarily intended to result in the sale of Investor shares. The Class R shares bear no distribution fee. During the period April 30, 1998, Investor shares were charged $231,809 pursuant to the Plan.

Dreyfus Money Market Reserves
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)
    Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.
NOTE 3-Bank Line of Credit:
    The Fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. During the period ended April 30, 1998, the Fund did not borrow under the line of credit.


Registration Mark
[Dreyfus lion "d" logo]
DREYFUS MONEY MARKET RESERVES
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940










Printed in U.S.A.                        317/717SA984
Registration Mark
[Dreyfus logo]
Money Market
Reserves
Semi-Annual
Report
April 30, 1998